SUPPLEMENT TO SUMMARY PROSPECTUS

MOA FUNDS CORPORATION

MOA CLEAR PASSAGE 2015 FUND

DATED AS OF NOVEMBER 18, 2024

Notice of Reorganization of MoA Clear Passage 2015 Fund into MoA Retirement Income Fund

The Board of Directors of MoA Funds has approved an Agreement and Plan of Reorganization under which the MoA Clear Passage 2015 Fund (“2015 Fund”) will transfer all of its assets into the MoA Retirement Income Fund (“Income Fund”) in exchange for shares of the Income Fund (“Fund Reorganization”). It is anticipated that the Fund Reorganization will occur on or about April 25, 2025 (the “Reorganization Date”).

How the Reorganization will Occur

On the Reorganization Date, any shares of the 2015 Fund will be automatically transferred to shares of the Income Fund or to the Subaccount investing in the Income Fund. The transaction is intended to qualify as a tax-free reorganization.

Purpose of the Reorganization

The 2015 Fund gradually shifted its asset allocation over time from aggressive investments to more conservative investments following its glide path, including during the years after its target date (2015). The investment allocation of the 2015 Fund is expected to be closely aligned with that of the Income Fund immediately before the Reorganization Date.

Transfers Prior to and Following the Reorganization Date

At any time before the Reorganization Date, you may redeem or exchange your shares of the 2015 Fund to any other fund free of charge. At any time following the Reorganization Date, you may redeem or exchange your shares of the Income Fund to any other fund free of charge.

Investment Objectives, Investment Strategies, Risks, and Fees

The summary prospectus for the Income Fund accompanies this supplement and is posted on our website at MoAFunds.com. The investment objectives, principal investment strategies, principal risks, and fees and expenses of the Income Fund are described in the summary prospectus and are not expected to change as a result of the Fund Reorganization.

This Supplement Should Be Retained With Your Prospectus For Future Reference.